UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,
Jamaica, NY 11434
(Address of principal executive offices)

(718) 978-2000
(Registrant’s telephone number, including area code)

INNOCAP, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANTORY NOTE

We are filing this amendment number 3 to this Current Report on Form 8-K/A solely to include the audit opinion which was erroneously omitted from the audited financial statements filed with amendment number 2 to the Current Report on Form 8-K/A filed with the securities and exchange commission on January 25, 2021 (the “Amended 8-K”). No other changes have been made to the Amended 8-K which is being restated in its entirety for ease of reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

On October 13, 2020 and October 16, 2020 Unique Logistics International , Inc. (formerly Innocap, Inc.) (the “Company”), filed a Current Report on Form 8-K and subsequent 8-K/A, respectively (the “Initial Reports”) to report the closing of an Acquisition Agreement and Plan of Merger (the “Agreement”), by and among the Company, Inno Acquisition Corp. (“Merger Sub”), and Unique Logistics Holdings, Inc. (“Unique”), whereby the Merger Sub was merged with and into Unique, with Unique surviving as a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Unique including its wholly owned subsidiaries, Unique Logistics International (ATL), LLC, Unique Logistics International (BOS), Inc, Unique Logistics International (USA), Inc. and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreement and transactions contemplated thereby.

Item 9.01.Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Unique Logistics Holdings, Inc. as of May 31, 2020 and for the period from inception, October 28, 2019, through May 31, 2020 together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The audited financial statements of Unique Logistics International (ATL), LLC for the years ended December 31, 2019 and 2018 together with the related notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

The audited financial statements of Unique Logistics International (BOS), INC. for the years ended December 31, 2019 and 2018 together with the related notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended May 31, 2020, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description

99.1

Audited consolidated financial statements of Unique Logistics Holdings, Inc. as of May 31, 2020 and for the period from inception, October 28, 2019, through May 31, 2020 together with the related notes to the financial statements.

99.2	Audited financial statements of Unique Logistics International (ATL), LLC for the years ended December 31, 2019 and 2018.
99.3	Audited financial statements of Unique Logistics International (BOS), INC. for the years ended December 31, 2019 and 2018
99.4	Audited financial statements of Unique Logistics International (USA), Inc. and Subsidiaries for the years ended December 31, 2019 and 2018.
99.5	Unaudited Pro Forma Combined Financial Statements of Unique Logistics International, Inc. as of and for the year ended May 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: January 25, 2021	By:	/s/ Sunandan Ray
Sunandan Ray Chief Executive Officer